NOTICE OF GUARANTEED DELIVERY
                                       FOR
                              MEDIANEWS GROUP, INC.
                    6 3/8% SENIOR SUBORDINATED NOTES DUE 2014

     This form or one substantially equivalent hereto must be used to accept the exchange offer (the "Exchange Offer") of MediaNews Group, Inc. (the "Company") made pursuant to the Prospectus, dated ________ __, 2004 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal"), by holders of the Company's outstanding 6 3/8% Senior Subordinated Notes due 2014 (the
"Unregistered   Notes")  (i)  whose   Unregistered  Notes  are  not  immediately
available, (ii) who cannot deliver their Unregistered Notes, the Letter of Transmittal or any other required documents to The Bank of New York (the "Exchange Agent"), prior to 5:00 p.m., New York City time, on ____________ __, 2004 (the "Expiration Date"), or (iii) the procedures for book-entry transfer cannot be completed on a timely basis. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Unregistered Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                DELIVERY TO: The Bank of New York, Exchange Agent

                  BY MAIL:              BY OVERNIGHT DELIVERY OR HAND:
            The Bank of New York            The Bank of New York
          Reorganization Unit - 7E        Reorganization Unit - 7E
          Attention: Enrique Lopez        Attention: Enrique Lopez
        101 Barclay Street - 7 East      101 Barclay Street - 7 East
             New York, NY 10286               New York, NY 10286



                             FACSIMILE TRANSMISSION:
                                 (212) 298-1915

                              CONFIRM BY TELEPHONE:
                                 (212) 815-2742

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Unregistered Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Unregistered         Name(s) of Record Holders(s):
Notes Tendered:

$____________________________________    _______________________________________

Certificate Nos. (if available):

_____________________________________    Address(es):

_____________________________________    _______________________________________

If Unregistered Notes will be            _______________________________________
delivered by book-entry transfer to
The Depositary Trust Company, provide
account number.                          Area Code and Telephone Number(s):

Account                                  _______________________________________
Number:______________________________

                                         _______________________________________
                                         Signature (s):

                                         _______________________________________

                                         _______________________________________


                                         Dated:_________________________________

                                         _______________________________________


                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or any "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, the certificates representing all tendered Unregistered Notes, in proper form for transfer, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm:
             -------------------------   ---------------------------------------
                                         (Authorized Signature)
Address:
        ------------------------------

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Area Code and
Telephone
Number:                                  Title:
       -------------------------------         ---------------------------------

                                         Name:
                                              ----------------------------------

                                         Date:
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